                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   October 31, 1997
                                                    ----------------


                          United Natural Foods, Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


     000-21531                                               05-0376157
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


260 Lake Road, Dayville, Connecticut                            06241
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

                                (860)  779-2800
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On October 31, 1997 (the "Effective Time"), United Natural Foods, Inc. (the "Company") completed its acquisition of Stow Mills, Inc. ("Stow") pursuant to an Agreement and Plan of Reorganization, dated as of June 23, 1997, and as amended and restated as of August 8, 1997 (the "Merger Agreement"), among the Company, Stow, GEM Acquisition Corp., a wholly owned subsidiary of the Company (the "Merger Subsidiary"), Barclay McFadden and Richard S. Youngman.

     Pursuant to the Merger Agreement, the Merger Subsidiary was merged with and into Stow (the "Merger") at the Effective Time, whereupon Stow became a wholly owned subsidiary of the Company. At that time, each outstanding share of capital stock (the "Stow Stock") was converted into 2,711.4817 shares of Common Stock of the Company, or an aggregate of 4,978,280 shares of Common Stock.

     Based upon the capitalization of the Company as of the Effective Time, the 4,978,280 shares of Common Stock of the Company issued to the holders of Stow Stock represent approximately 26.7% of the outstanding shares of Common Stock of the Company. On October 31, 1997, the last reported sale price per share of the Common Stock of the Company on the Nasdaq National Market was $21.00.

     Prior to the Merger, Stow distributed natural foods and related products to independent natural products stores, natural products supermarket chains and conventional supermarkets in New England, New York State and the Mid-Atlantic and Mid-West regions of the United States. The Company currently intends to continue Stow's business substantially in the manner conducted by Stow immediately prior to the Merger.

     The issuance of shares of Common Stock of the Company in connection with the Merger was approved by the Board of Directors and the stockholders of the Company, and the Merger Agreement and the Merger were approved by the Board of Directors and the stockholders of Stow. The terms of the Merger Agreement and the Merger were determined on the basis of arm's-length negotiations. Prior to the execution of the Merger Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with Stow.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

      (a) Financial Statements of Businesses Acquired:
          -------------------------------------------

      The financial statements of Stow contained on pages F-27 through F-44 of the Company's Proxy Statement, dated October 15, 1997, relating to the issuance of Common Stock in connection with the Merger (the "Merger Proxy Statement") are hereby incorporated by reference and attached as Exhibit 99.2 pursuant to Rule 12b-23(a)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      (b) Pro Forma Financial Information:
          -------------------------------

      The pro forma financial information contained on pages 68 through 76 of the Merger Proxy Statement are hereby incorporated by reference and attached hereto as Exhibit 99.3 pursuant to Rule 12b-23(a)(3) of the Exchange Act.

      (c)  Exhibits:
           --------

      See Exhibit Index attached hereto.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 1997             UNITED NATURAL FOODS, INC.
                                         (Registrant)



                                  /s/ Norman A. Cloutier
                              --------------------------------------------------
                              By:  Norman A. Cloutier
                                   Chairman of the Board and
                                   Chief Executive Officer

                               INDEX TO EXHIBITS


Exhibit
Number                                  Description
--------                                -----------
 2*             Agreement and Plan of Reorganization, dated as of June 23, 1997, and as amended and restated as of August 8, 1997, among the
                Company, Stow, the Merger Subsidiary, Barclay McFadden and
                Richard S. Youngman.


 23             Consent of Independent Public Accountants.


 99.1           Press Release issued October 31, 1997.


 99.2           Combined Financial Statements of Stow and Subsidiary and
                Hendrickson Partners.


 99.3 Unaudited Pro Forma Condensed Combined Financial Statements of the Company and Stow.


------------------------------
      * Incorporated herein by reference to Annex A to the Company's Proxy Statement, dated October 15, 1997, relating to the issuance of shares of Common Stock in connection with the Merger.